Investment, current	12 Months Ended
Dec. 31, 2025
Investment, current
Investment, current

Note 11.Investment, current

Managed Investment Account

In November 2025, WISeKey entered into a discretionary asset management arrangement with UBS Switzerland AG (“UBS”) and opened an investment account under the UBS “Manage Premium” mandate (the “UBS Investment Account”). In connection with this arrangement, the Group funded the UBS Investment Account with USD 10.0 million on November 28, 2025.

Under the terms of the arrangement, UBS is authorized to manage the assets held in the UBS Investment Account on a discretionary basis within agreed investment parameters. The UBS Investment Account is maintained for investment purposes and not for day-to-day operating cash needs.

As of December 31, 2025, the UBS Investment Account consisted of a diversified, actively managed portfolio, including publicly traded equity securities, investment funds and exchange-traded funds, fixed-income instruments, structured products, and fiduciary call deposits and short-term cash balances held to facilitate portfolio management.

The UBS Investment Account is classified as current investments and is measured at fair value at each reporting date. Changes in fair value, including unrealized gains and losses, are recognized in earnings. Fair value is determined based on UBS account statements reflecting observable market prices for the underlying investments.

Cash balances and call deposits held within the UBS Investment Account are not segregated or designated for operating use and are maintained as part of the overall investment strategy. Accordingly, such balances are not classified as cash and cash equivalents.